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                                                                    EXHIBIT 99.2



                          NORTHFIELD LABORATORIES INC.
                    CERTIFICATION OF CHIEF FINANCIAL OFFICER


         I, Jack J. Kogut, the Vice President -- Finance of Northfield Laboratories Inc. (the "Company"), hereby state pursuant to Title 18, Chapter 63, Section 1350 of the United States Code that:

         - the Annual Report on Form 10-K filed by the Company this day with the Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         - the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


         Dated: August 9, 2002                     /s/ Jack J. Kogut
                                                   -----------------------------
                                                   Jack J. Kogut
                                                   Vice President -- Finance
                                                   Northfield Laboratories Inc.